DEFERRED INCOME	9 Months Ended
Sep. 30, 2021
DEFERRED INCOME

17.	DEFERRED INCOME

At times, the Company’s subsidiaries may take payment in advance for services to be rendered. These amounts are held and recognized as services are rendered.

	September 30, 2021	December 31, 2020
Deferred income from customers	$200,000	$-
Deferred income from government	6,487	5,062
Deferred income from note receivable accretion	(15,570)	-
	190,917	5,062

The deferred income from the government is the calculated fair value of the interest on the Canadian Emergency Business Account (CEBA) loans which is accreted over the remaining expected life of the loans. The deferred income for the accretion of the note receivable is the calculated fair value of the implied interest for the note issued at 0% interest which is accreted over the expected life of the loan.